                                                                   EXHIBIT 99.17

DEBTOR: DQSB II, INC.                                CASE NUMBER: 01-10974 (JCA)

                            MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached September Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



 /s/ STEVE MOELLER
--------------------------
Steve Moeller
Director, Accounting

DEBTOR: DQSB II, INC.                                CASE NUMBER: 01-10974 (JCA)

                            MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1     Summary of Bank and Investment Accounts

Attachment 2     Schedule of Receipts and Disbursements

Attachment 3     Bank and Investment Account Statements

Attachment 4     Income Statement

Attachment 5     Balance Sheet

Attachment 6     Summary of Due To/Due From Intercompany Accounts

Attachment 7     Accounts Receivable Aging

Attachment 8     Accounts Payable Detail

Attachment 9     Notes to September Monthly Operating Report

                   Summary Of Bank And Investment Accounts          Attachment 1
                               DQSB II, Inc.
Summary                    Case No: 01-10974 (JCA)                     UNAUDITED
DQSB II, Inc.           For Month Of September 2002

                                          Balances
                              ------------------------------        Receipts &      Bank
                                 Opening          Closing         Disbursements   Statements       Account
Account                       As Of 9/01/02    As Of 9/30/02        Included       Included       Reconciled
-------                       -------------    -------------      -------------   ----------      ----------
No Bank Or Investment               NA               NA                NA             NA              NA
Accounts

                             Receipts & Disbursements               Attachment 2
                                  DQSB II, Inc.
Summary                      Case No: 01-10974 (JCA)
DQSB II, Inc.              For Month Of September, 2002
Attach 2

       No Receipts Or Disbursements Due To No Bank Or Investment Accounts

                  Concentration & Investment Account Statements     Attachment 3
                                 DQSB II, Inc.
Summary                    Case No: 01-10974 (JCA)
DQSB II, Inc.            For Month Of September, 2002
Attach 3

          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                    Date: 22-OCT-02 11:34:59
INCOME STATEMENT - ATTACHMENT 4                         Page: 1
Current Period: SEP-02

currency USD
Company=60 (DELTA QUEEN SC II)

                                           PTD-Actual
                                           30-Sep-02
                                           ----------
Revenue
Gross Revenue                                  0.00
Allowances                                     0.00
                                            -------
Net Revenue                                    0.00

Operating Expenses
Air                                            0.00
Hotel                                          0.00
Commissions                                    0.00
Onboard Expenses                               0.00
Passenger Expenses                             0.00
Vessel Expenses                                0.00
Layup/Drydock Expense                          0.00
Vessel Insurance                               0.00
                                            -------
Total Operating Expenses                       0.00

                                            -------
Gross Profit                                   0.00

SG&A Expenses
Sales & Marketing                              0.00
Start-Up Costs                                 0.00
Total SG&A Expenses                            0.00

                                            -------
EBITDA                                         0.00

Depreciation                                   0.00

                                            -------
Operating Income                               0.00

Other Expense/(Income)
Interest Income                                0.00
Equity in Earnings for Sub                  (110.85)
Reorganization expenses                        0.00
                                            -------
Total Other Expense/(Income)                 110.85

                                            -------
Net Pretax Income/(Loss)                    (110.85)

Income Tax Expense                             0.00

                                            -------
Net Income/(Loss)                           (110.85)
                                            =======

AMCV US SET OF BOOKS                                    Date: 22-OCT-02 12:52:00
BALANCE SHEET - ATTACHMENT 5                            Page: 1
Current Period: SEP-02

currency USD
Company=60 (DELTA QUEEN SC II)

                                                YTD-Actual              YTD-Actual
                                                30-Sep-02                22-Oct-01
                                              -------------             ----------
ASSETS

Cash and Equivalent                                    0.00                   0.00

Restricted Cash                                        0.00                   0.00

Accounts Receivable                                    0.00                   0.00

Inventories                                            0.00                   0.00

Prepaid Expenses                                       0.00                   0.00

Other Current Assets                                   0.00                   0.00

                                              -------------             ----------
Total Current Assets                                   0.00                   0.00


Fixed Assets                                           0.00                   0.00

Accumulated Depreciation                               0.00                   0.00

                                              -------------             ----------
Net Fixed Assets                                       0.00                   0.00


Net Goodwill                                           0.00                   0.00

Intercompany Due To/From                         (22,497.32)            (21,361.32)

Net Deferred Financing Fees                            0.00                   0.00

Net Investment in Subsidiaries                (1,829,145.43)            178,552.30

                                              -------------             ----------
Total Other Assets                            (1,851,642.75)            157,190.98

                                              -------------             ----------
Total Assets                                  (1,851,642.75)            157,190.98
                                              =============             ==========

AMCV US SET OF BOOKS                                    Date: 22-OCT-02 12:52:00
BALANCE SHEET - ATTACHMENT 5                            Page: 2
Current Period: SEP-02

currency USD
Company=60 (DELTA QUEEN SC II)

                                                   YTD-Actual               YTD-Actual
                                                   30-Sep-02                22-Oct-01
                                                 -------------             -----------
LIABILITIES

Accounts Payable                                          0.00                    0.00

Accrued Liabilities                                       0.00                    0.00

Deposits                                                  0.00                    0.00

                                                 -------------             -----------
Total Current Liabilities                                 0.00                    0.00


Long Term Debt                                            0.00                    0.00

Other Long Term Liabilities                          (4,904.83)              (4,904.83)

                                                 -------------             -----------
Total Liabilities                                    (4,904.83)              (4,904.83)


Liabilities Subject to Compromise                         0.00                    0.00


Total Other                                               0.00                    0.00

OWNER'S EQUITY

Common Stock                                              0.00                    0.00

Add'l Paid In Capital                               600,000.00              600,000.00

Current Net Income (Loss)                        (1,993,278.06)            (181,334.98)

Retained Earnings                                  (453,459.86)            (256,569.21)

                                                 -------------             -----------
Total Owner's Equity                             (1,846,737.92)             162,095.81

                                                 -------------             -----------
Total Liabilities & Equity                       (1,851,642.75)             157,190.98
                                                 =============             ===========

DQSB II, Inc.                                              ATTACHMENT 6                                               01-10974 (JCA)
                                             Summary List of Due To/Due From Accounts
                                              For the Month Ended September 30, 2002

                                                                  BEGINNING                                           ENDING
AFFILIATE NAME                               CASE NUMBER           BALANCE           DEBITS         CREDITS          BALANCE
--------------                               -----------         ----------          ------         -------        ----------
American Classic Voyages Co.                   01-10954          (22,836.06)            --             --          (22,836.06)
AMCV Cruise Operations, Inc.                   01-10967           (2,330.40)            --             --           (2,330.40)
Great AQ Steamboat, L.L.C                      01-10960              919.60             --             --              919.60
Great Pacific NW Cruise Line, L.L.C            01-10977              339.49             --             --              339.49
Great River Cruise Line, L.L.C                 01-10963              367.05             --             --              367.05
Great Ocean Cruise Line, L.L.C                 01-10959              877.52             --             --              877.52
Cape Cod Light, L.L.C                          01-10962               82.74             --             --               82.74
Cape May Light, L.L.C                          01-10961               82.74             --             --               82.74
                                                                 ----------           ----           ----          ----------
                                                                 (22,497.32)            --             --          (22,497.32)
                                                                 ==========           ====           ====          ==========

                                  DQSB II, Inc.
                                 01-10974 (JCA)

                            Accounts Receivable Aging
                            As of September 30, 2002

                                  Attachment 7

                                 Not Applicable

                                  DQSB II, Inc.
                                 01-10974 (JCA)

                             Accounts Payable Detail
                            As of September 30, 2002

                                  Attachment 8

                                 Not Applicable

DEBTOR: DQSB II, INC.                                CASE NUMBER: 01-10974 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO SEPTEMBER MONTHLY OPERATING REPORT

The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax basis of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.